                                                                    Exhibit 10.6


                                                                  EXECUTION COPY


                                   PLEDGE AGREEMENT


          This PLEDGE AGREEMENT ("PLEDGE AGREEMENT"), dated as of October 31, 1997, is executed by and between KMC Telecom Inc., a Delaware corporation (the "PLEDGOR"), and AT&T Commercial Finance Corporation (the "LENDER"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the "Amended and Restated Loan Agreement" (as defined below).

                                     WITNESSETH:

          WHEREAS, the Pledgor, KMC Telecom II, Inc. ("KMC II") and Lender have entered into a certain Amended and Restated Loan and Security Agreement dated as of September 22, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "AMENDED AND RESTATED LOAN AGREEMENT"), pursuant to which Lender has agreed, subject to certain conditions precedent, to make loans to the Pledgor and KMC II from time to time;

          WHEREAS, the Pledgor owns all of the issued and outstanding membership interests of KMC Telecom Leasing I LLC, a Delaware limited liability company ("Leasing I"), and Pledgor will derive direct and indirect economic benefit from the loans made to Leasing I under the Amended and Restated Loan Agreement;

          WHEREAS, Pledgor and KMC II have requested Lender to amend the Amended and Restated Loan Agreement to, INTER ALIA, add Leasing I and KMC Telecom Leasing II LLC, a Delaware limited liability company ("Leasing II"), as borrowers thereunder; and

          WHEREAS, Lender has agreed to such request, provided, among other things, that the Pledgor shall have granted a first priority security interest in the "Pledged Collateral" (as hereinafter defined below) in order to secure the prompt and complete payment, observance and performance of all of the Pledgor's "Obligations" (as defined in the Amended and Restated Loan Agreement);

          NOW, THEREFORE, in consideration of the premises set forth herein and in order to induce the Lender to make additional loans, advances and other financial accommodations under the Amended and Restated Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Lender hereby agree as follows:

          1. PLEDGE. The Pledgor hereby pledges to the Lender, and grants to the Lender a security interest in, the following (collectively, the "PLEDGED COLLATERAL"):

          (a) all membership interests of Leasing I, now or at any time or times hereafter owned by the Pledgor, whether or not such membership interests are represented by certificates, and any certificates representing such membership interests (as identified on EXHIBIT A attached hereto and made a part hereof), all options and warrants for the purchase of the membership interests of Leasing I now or hereafter held in the name of the Pledgor (all of said membership interests, options and warrants and all membership interests held in the name of the Pledgor as a result of the exercise of such options or warrants being hereinafter collectively referred to as the "PLEDGED MEMBERSHIP INTERESTS"), and all distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of such membership interests;

          (b) all additional membership interests of Leasing I from time to time acquired by the Pledgor in any manner, whether or not such membership interests are represented by certificates and the certificates representing such additional membership interests (any additional membership interests shall constitute part of the Pledged Membership Interests and shall be listed on EXHIBIT A), and all options, warrants, distributions, cash, instruments, investment property and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such membership interests;

          (c) the property and interests in property described in SECTION 3 below; and

          (d) all proceeds of any of the foregoing.

          2. SECURITY FOR THE OBLIGATIONS. The Pledged Collateral secures the prompt payment, performance and observance of the Obligations.

          3. PLEDGED COLLATERAL ADJUSTMENTS. If, during the term of this Pledge Agreement:

          (a) any distribution, reclassification, readjustment or other change is declared or made in the capital structure of Leasing I, or any option included within the Pledged Collateral is exercised, or both; or

          (b) subscription warrants or any other rights or options shall be issued in connection with the Pledged Collateral, then all new, substituted and additional membership interests, warrants, rights, options, investment properties or other securities, issued by reason of any of the foregoing, shall be immediately delivered to and held by the Lender under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder; PROVIDED, HOWEVER, that nothing contained in this SECTION 3 shall be deemed to permit any distribution, issuance of additional membership interests, warrants, rights or options, reclassification, readjustment or other change in the capital structure of Leasing I which is not expressly permitted in the Amended and Restated Loan Agreement.

          4. SUBSEQUENT CHANGES AFFECTING PLEDGED COLLATERAL. The Pledgor represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, rights to distributions, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Lender shall have no obligation to inform the Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Lender may, after the occurrence of an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, the Lender may at any time exchange certificates or instruments representing or evidencing Pledged Membership Interests for certificates or instruments of smaller or larger denominations.

          5. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

          (a) the Pledgor is the sole legal and beneficial owner of one hundred percent (100%) of the issued and outstanding membership interests of Leasing I, free and clear of any Lien except for the security interest created by this Pledge Agreement, and the second priority security interest created by the Pledge Agreement (the "Junior Pledge") executed in favor of the Lender under that certain Subordinated Loan and Security Agreement of September 22, 1997, as amended, among the Lender, the Pledgor, KMC II, Leasing I and Leasing II;

          (b) the Pledgor has full power and authority (corporate or otherwise) to enter into this Pledge Agreement;

          (c) there are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral other than those created by the Junior Pledge;

          (d) the Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any Liens other than those created by the Junior Pledge;

          (e) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge of the Pledgor's Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgor or (ii) for the exercise by the Lender of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required
(x) in connection with such disposition by laws affecting the offering and sale of securities generally and (y) by the FCC or any PUC); and

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          (f)  the pledge of the Pledgor's Pledged Collateral pursuant to this
Pledge Agreement creates a valid and perfected first priority security interest in such Pledged Collateral, in favor of the Lender, securing the payment and performance of the Obligations; and

          (g) to the extent that the Pledged Collateral consists of uncertificated membership interests, Pledgor agrees to ensure that, pursuant to
Section 12A:8-408(7) of the New Jersey Uniform Commercial Code, at periodic intervals no less frequent than annually and at any time upon reasonable written request of the Lender, Leasing I shall send to the Lender a dated written statement in the form of EXHIBIT B containing:

          (i) A description of the issue of which the uncertificated security is a part;

          (ii) The name and address and any taxpayer identification number of the Pledgor, as the registered owner;

          (iii) The name and address and any taxpayer identification number of Lender, as the registered pledgee;

          (iv)   The number of units subject to the pledge; and

          (v) A notation of any liens and restrictions of the issuer and any adverse claims (as to which the issuer has a duty under 12A:8-403(4)) to which the uncertificated security may be subject or a statement that there are none of those liens, restrictions, or adverse claims.

          6. VOTING RIGHTS. During the term of this Pledge Agreement, and except as provided in this SECTION 6 below, the Pledgor shall have the right to exercise all membership rights associated with the Pledged Collateral and vote the Pledged Membership Interests in a manner not inconsistent with the terms of this Pledge Agreement, the Amended and Restated Loan Agreement and any other agreement, instrument or document executed pursuant thereto or in connection therewith. The Lender shall at the sole cost and expense of the Pledgor, execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments the Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting or other rights that it is entitled to exercise. Subject to the provisions of SECTION 9(G), after the occurrence and during the continuation of an Event of Default, the Lender may, at the Lender's option and following written notice from the Lender to the Pledgor, exercise all voting powers and membership rights pertaining to the Pledged Collateral, and until all of the Obligations have been paid in full (in cash), the Pledgor irrevocably constitutes and appoints Lender as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to exercise such voting powers and membership rights; PROVIDED, HOWEVER that Lender will not take any action pursuant to this Pledge Agreement which would constitute or result in any assignment of a FCC or PUC license or any change of control of Leasing I if such assignment or change of control would require under then existing law (including the written rules and regulations

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promulgated by the FCC or any PUC), the prior approval of the FCC or any PUC, without first obtaining such approval of the FCC or any PUC.

          7.  DISTRIBUTIONS.

          (a) So long as no Event of Default shall have occurred and be continuing:

          (i) the Pledgor shall be entitled to receive and retain any and all distributions in respect of the Pledged Collateral to the extent Leasing I is permitted to make such payments under the Amended and Restated Loan Agreement, PROVIDED, HOWEVER, that any and all

                 (A) distributions and interest paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral; and

                 (B) distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; or in redemption of, or in exchange for, any of the Pledged Collateral;

     shall be, and shall be forthwith delivered to the Lender to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the Lender, be segregated from the other property or funds of the Pledgor, and be delivered immediately to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement); and

          (ii) the Lender shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to receive the distribution payments which it is authorized to receive and retain pursuant to paragraph (i) above.

          (b) Subject to the provisions of SECTION 9(G), after the occurrence and during the continuation of an Event of Default:

          (i) All rights of the Pledgor to receive the distributions which it would otherwise be authorized to receive and retain pursuant to SECTION 7(A)(I) hereof shall cease, and all such rights shall thereupon become vested in the Lender, which shall thereupon have the sole right to receive and hold as Pledged Collateral such distributions;

          (ii) all distributions which are received by the Pledgor contrary to the provisions of paragraph (i) of this SECTION 7(B) shall be received in trust for the Lender, shall be segregated from other funds of the Pledgor and shall be paid over immediately to the

     Lender as Pledged Collateral in the same form as so received (with any necessary endorsements); and

          (iii) the Pledgor shall, upon the request of the Lender, at Pledgor's expense, use its best efforts to do or cause to be done all such other acts and things as may be necessary to make the sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law. The Pledgor will reimburse the Lender for all expenses incurred by the Lender in connection with the foreclosure on or sale of the Pledged Collateral, including, without limitation, reasonable attorneys' and accountants' fees and expenses in connection with any of the foregoing.

          8.  TRANSFERS AND OTHER LIENS.  The Pledgor agrees that it will not
(i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Lender, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement and the Junior Pledge.

          9.  REMEDIES.

          (a) The Lender shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of New Jersey. In addition, after the occurrence and during the continuation of an Event of Default, the Lender shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Lender or which the Lender shall otherwise have the ability to transfer under applicable law, the Lender may, in its sole discretion, without notice except as specified below, after the occurrence and during the continuation of an Event of Default, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as the Lender may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. The Lender may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. The Pledgor shall be liable to the Lender for all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof. The Lender agrees to distribute any proceeds of the sale of the Pledged Collateral in accordance with the Amended and Restated Loan Agreement.

          (b) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Lender will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, any requirements of reasonable notice shall be met if such notice is received by the Pledgor as provided in SECTION 19 below, at least five (5) Business Days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.

          (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be affected after an Event of Default, the Pledgor agrees that after the occurrence of an Event of Default, the Lender may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Lender may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Lender, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Lender solicits such offers from not less than three (3) such investors, then the acceptance by the Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral.

          (d) In connection with the enforcement by the Lender of any remedies available to the Lender as a result of any Event of Default, the Pledgor agrees to, and to use its best efforts to cause Leasing I to join and cooperate fully, in each case at the Lender's election, with the Lender, any receiver referred to below and/or the successor bidder or bidders at any foreclosure sale in a filing of an application (and furnishing any additional information that may be required in connection with such application) with the FCC, any PUC and all applicable federal, state and local governmental authorities, requesting their prior approval of (i) the operation and/or abandonment of all or any portion of any assets of Leasing I and/or (ii) the transfer of control of Leasing I or any of its assets or assignment of all licenses, certificates, authorizations, approvals and permits, issued to Leasing I by the FCC, any PUC or any such authorities with respect to its assets and the operation thereof. In connection with the foregoing, the Pledgor agrees to, and agrees to use its best efforts to cause Leasing I to, take such further actions, and execute all such instruments, as the Lender reasonably deems necessary or desirable. The Pledgor agrees that the Lender may enforce any obligations of the Pledgor as set forth in this Section by an action for specific performance.

          (e) Notwithstanding any other provision of this Pledge Agreement to the contrary, the exercise of any rights hereunder by the Lender that may require FCC or any PUC approval shall be subject to obtaining such approval. Pending obtaining FCC or such PUC approval the Pledgor will not do anything to delay, hinder, interfere or obstruct the exercise of the Lender's rights hereunder in obtaining such approvals.

          (f) In connection with the exercise of its remedies under this Agreement, Lender may, upon the occurrence and during the continuation of an Event of Default obtain the appointment of a receiver or trustee to assume, upon receipt of all necessary judicial, FCC, PUC or other governmental authority, consents or approvals, control of or ownership of any Pledged Collateral. Such receiver or trustee shall have all rights and powers provided to it by law or by court order or provided to Lender under this Pledge Agreement. Upon the appointment of such trustee or receiver, the Pledgor agrees to cooperate, to the extent necessary or appropriate, in the expeditious preparation, execution and filing of an application to the FCC or any PUC for consent to the transfer of control or assignment of Leasing I's Authorizations to the receiver or trustee.

          (g) If an Event of Default has occurred and Lender demands payment of the Obligations pursuant to SECTION 9.02 of the Amended and Restated Loan Agreement, then Lender shall forebear from foreclosing on the Pledged Collateral for five (5) Business Days following Lender's demand for payment of the Obligations pursuant to SECTION 9.02 of the Amended and Restated Loan Agreement, and if within such five (5) Business Day period the Pledgor or Borrower pays to Lender all of the Obligations (without any Prepayment Premium) in cash, then Lender shall return to Pledgor the Pledged Membership Interests, and this Pledge Agreement shall terminate.

          10. SECURITY INTEREST ABSOLUTE. All rights of the Lender and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of the Amended and Restated Loan Agreement or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Amended and Restated Loan Agreement;

          (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

          (iv) to the extent permitted by law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Pledge Agreement other than indefeasible payment in full (in cash).

          11. LENDER APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints the Lender its attorney-in-fact, with full authority, in the name of the Pledgor or otherwise, after the occurrence and during the continuation of an Event of Default, from time to time in the Lender's discretion, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without


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

limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of Leasing I to the name of the Lender or the Lender's nominee.

          12. WAIVERS. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or Event of Default with respect to any of the Obligations and all other notices to which the Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the Amended and Restated Loan Agreement.

          13. TERM. This Pledge Agreement shall remain in full force and effect until the Obligations have been fully and indefeasibly paid and satisfied and the Amended and Restated Loan Agreement has terminated pursuant to its terms. Upon the termination of this Pledge Agreement as provided above (other than as a result of the sale of the Pledged Collateral), the Lender will release the security interest created hereunder and will deliver the Pledged Membership Interests to the Pledgor.

          14. DEFINITIONS. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

          15. SUCCESSORS AND ASSIGNS. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Lender and their respective successors and assigns. The Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Pledgor.

          16. APPLICABLE LAW; SEVERABILITY. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW JERSEY. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement. Furthermore, if any term or provision hereof is held to be inconsistent with the Communications Act of 1934, as amended, 47 U.S.C. 151 et seq., or with the Rules and Regulations of the FCC, or otherwise illegal, unenforceable or invalid for any reason, such provision shall not affect the remainder hereof, and the parties shall promptly cooperate in good faith to modify this Pledge Agreement, so as to avoid any impairment of Lender's security interest in the Pledged Collateral.

          17. FURTHER ASSURANCES. The Pledgor agrees that it will cooperate with the Lender and will execute and deliver, or cause to be executed and delivered, all such other powers, proxies, instruments and documents, and will take all such other action, including, without limitation, the filing of financing statements, as the Lender may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.

          18. THE LENDER'S DUTY OF CARE. The Lender shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising solely out of or solely in connection with the Lender's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in the Lender's possession. Without limiting the generality of the foregoing, the Lender shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall constitute part of the Obligations secured hereby.

          19. NOTICES. All notices and other communications required or desired to be served, given or delivered hereunder shall be made in the manner prescribed by the Amended and Restated Loan Agreement and to the following addresses, facsimile and telephone numbers:

                    if to the Lender, to

                 AT&T Capital Corporation/
                  Capital Markets Division
                 44 Whippany Road
                 Morristown, New Jersey  07962-1983
                 Attention:  Vice President /Credit
                 Facsimile:  973-397-4368
                 Confirmation:  973-397-3333

                    with a copy to:

                 AT&T Capital Corporation/
                  Capital Markets Division
                 44 Whippany Road
                 Morristown, New Jersey  07962-1983
                 Attention:  Chief Counsel
                 Facsimile:  973-397-3165
                 Confirmation:  973-397-4189

                    if to the Pledgor to:

                 c/o KMC Telecom Inc.
                 1545 Route 205
                 Bedminster, New Jersey  07921
                 Attention:  President

                 Facsimile:  908-719-8775
                 Confirmation:  908-470-2100


          20. AMENDMENTS, WAIVERS AND CONSENTS. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender pursuant to the terms of the Amended and Restated Loan Agreement and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          21. NO STRICT CONSTRUCTION. The parties hereto have participated, jointly in the negotiation and drafting of this Pledge Agreement. In the event of any ambiguity or question of intent or interpretation arises, this Pledge Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provisions of this Pledge Agreement.

          22. SECTION HEADINGS. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

          23. EXECUTION IN COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.


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

          IN WITNESS WHEREOF, the Pledgor and the Lender have executed and delivered this Pledge Agreement by their respective duly authorized officers as of the 31st day of October, 1997.


                                        KMC TELECOM INC.

                                        By:  /s/ Cynthia Worthman
                                             -----------------------------------
                                             Title: Chief Financial Officer
                                                    and Vice President


                                        AT&T COMMERCIAL FINANCE CORPORATION

                                        By:  /s/ Edward W. Andrews, Jr.
                                             -----------------------------------
                                             Title: President

                                   ACKNOWLEDGMENT


          The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Lender or its nominee or the exercise of voting rights by the Lender.


                                        KMC Telecom Leasing I LLC



                                        By:    /s/ Cynthia Worthman
                                             -----------------------------------
                                        Title:  Chief Financial Officer
                                                  and Vice President

                                      EXHIBIT A
                                          to
                                  PLEDGE AGREEMENT
                             dated as of October 31, 1997

                             PLEDGED MEMBERSHIP INTERESTS



                              Percentage of  Issued and
                              Outstanding Membership
Name of Borrower              Interests Owned by Pledgor



KMC Telecom Leasing I LLC     100%

                                      EXHIBIT B
                                          to
                                  PLEDGE AGREEMENT
                             dated as of October 31, 1997

                    FORM OF STATEMENT OF UNCERTIFICATED SECURITIES
                                   ___________ __, 1997

AT&T Commercial Finance Corporation
44 Whippany Road
Morristown, New Jersey 01926-1983
Taxpayer Identification No.:  223545324

KMC Telecom Inc.
1545 Route 206, Suite 300
Bedminster, New Jersey 07921
Taxpayer Identification No.: 63-1143232

          Re: Statement delivered pursuant to Section 12A:8-408(7) of the New Jersey Commercial Code

Ladies and Gentlemen:

          The undersigned, KMC Telecom Leasing I LLC ("Leasing I"), a Delaware limited liability company, has caused the pledge of a 100% membership interest in Leasing I (the "Pledged Membership Interests") by KMC Telecom Inc., a Delaware corporation, in favor of AT&T Commercial Finance Corporation ("Lender")
to be registered on the books and records of Leasing I.   Except for (i) the
pledge in favor of the Lender under the Amended and Restated Loan and Security Agreement, dated as of September 22, 1997, as amended; (ii) the pledge in favor of the Lender under the Subordinated Loan and Security Agreement, dated as of September 22, 1997, as amended; and (iii) the terms and conditions contained in the Limited Liability Company Agreement of Leasing I, to the knowledge of the undersigned (including, without limitation, any information which may appear on the undersigned's books and records), there are no liens, restrictions or adverse claims to which the Membership Interests are or may be subject as of the date hereof.

          THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                                        KMC TELECOM LEASING I LLC


                                        By:
                                             -----------------------------------